Forward Air Corporation Earnings Presentation 2Q25 August 11, 2025

E a r n i n g s P r e s e n t a t i o n Statements & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to: expectations regarding customer demand for services of Forward Air Corporation (“Forward,” “we,” “us” or “our”); the freight market and our position therein should the freight market normalize, including with respect to our ability to grow relative to the market; our beliefs regarding the flexibility of our network; opportunities to improve the Expedited Freight segment’s margins and the ability to grow volume in the network; our ability to achieve and the timing of capturing the intended benefits of the acquisition of Omni, including any revenue and cost synergies, including the streamlining of duplicative internal systems; projections with respect to revenue growth following the realization of such synergies; our beliefs regarding pricing and the key drivers of customer retention, our goals to achieve sustainable growth and long-term profitability; our plans to transition to financial reporting by product and service, consisting of ground, intermodal, air and ocean, and warehousing and value-added services; estimates regarding the geographic breakdown of our revenue; our plans to improve and priority liquidity and cash conversion; improving Adjusted EBITDA; our expectations and beliefs regarding the strategic alternative process; our beliefs regarding the ability to drive sustainable growth amidst an uncertain macroeconomic landscape; the impact of tariffs; plans regarding our transformation strategy, including with respect to cost synergies, cross-selling services, consolidation of back office and corporate support and our ongoing review of strategic alternatives; plans to streamline and simplify our global structure and position it for growth; and expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics, remain focused on the consumer and grow the Company to generate long-term value for stockholders. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the timing of our review of any strategic alternatives; whether we will be able to identify or develop any strategic alternatives to its strategic plan as a standalone company; our ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether we can achieve the potential benefits of any strategic alternatives or our strategic plan as a standalone company, our ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, evolving macroeconomic factors, including the imposition of additional tariffs, potential escalation from trading partners, the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect our operations and strategic plan, and our limited visibility into the impact of tariffs on third-party shipments, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted EBITDA, Adjusted EBITDA Margin %, Consolidated EBITDA, Consolidated EBITDA Margin %, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, LTM Reported EBITDA, LTM Reported EBITDA Margin, Unlevered Free Cash Flow, Operating Cash Flow, Excluding Impairment of Goodwill, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA, Liquidity, and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement. 2

01 Combined Overview 02 2Q25 Results 03 Liquidity, Leverage and Cash Flow 04 Investment Rationale 05 Closing Summary 06 Appendix E a r n i n g s P r e s e n t a t i o n Agenda 3

E a r n i n g s P r e s e n t a t i o n Combined Overview 4

C o m b i n e d O v e r v i e w Who We Are: A Story of Transformation and Excellence Our Heritage Forward Air's revolutionary expedited ground freight network, established in 1981, and Omni’s innovative logistics solutions, founded in 2000, represent decades of excellence in logistics innovation. Our Combined Strength Together, we have created a logistics powerhouse that combines Forward Air's robust North American LTL network with Omni's global logistics solutions, delivering unprecedented value and capabilities to our customers. Our Future This strategic union positions us as a leading force in global logistics, offering comprehensive solutions that span continents and streamline supply chains. 5

Combined Overview

By the Numbers

All figures for FY24

$2.5B
FY 2024 Revenue

$308M
FY 2024 CEBITDA[1]

6K+
Total Employees

2K
Freight Handlers[2]

4M+
Total Shipments[3]

0.1%
Claims Ratio[4]

250+
Global Facilities

21
Countries

1. Consolidated EBITDA ("CEBITDA"). Reconciliation of Non-GAAP financial measures available in the Appendix.
2. Freight handlers included in Total Employees.
3. Total Ground, Intermodal, Air and Ocean shipments per year managed by Expedited Freight, Intermodal, and Omni segments.
4. Combined claims ratio for Expedited Freight and Omni. Calculated as claims amount paid divided by revenue for FY24.

Forward | Omni Logistics
6

Combined Overview

Our key product groups provide end-to-end capabilities


All figures for FY24
~ 70%
of revenue
4M+
Shipments

Ground Transportation

- Expedited Less Than Truckload (LTL) Services
- Full Truckload (FTL) Shipping
- Brokerage Services
- Pickup and Delivery
- Cross border trucking services
- Container Freight Station
- Flatbed transportation
- Oversized and specialized equipment
- High Value Cargo
- Hand Carry


~ 12%
of revenue
80K+
Shipments

Air & Ocean Forwarding

- Next Flight Out /Time Critical/ Hand Carry
- Express Air - 3 to 5 day
- Economy Air - 5 to 8 day
- Air Charter
- Full Container Load (FCL)
- Less than Container Load (LCL)
- Multimodal Air/Ocean/Ground Freight Solutions
- Project cargo (oversized/non-containerized)


~ 9%
of revenue
250K+
Shipments

Intermodal Drayage

- Nationwide port and rail drayage of domestic and international containers
- Secured container storage
- Rail intermodal (domestic and international containers)
- Yard hostling / jockey services


~ 9%
of revenue
4M+
Global warehousing sqft.

Warehousing/Value-Added Service

- Focus on high value, supply chain solutions
- Servicing high-tech, data center, medical and complex verticals for supply chain and end customer distribution
- End-to-end capability for reverse logistics solutions including in-house sorting and repairs
- Product testing
- Wholesale fulfillment – Pick and pack
- eCommerce fulfillment services

Customs Brokerage
Free Trade Zone and Bonded Warehouse

Forward / Omni Logistics

- ■ Legacy Forward Expedited Freight and Intermodal, and Omni Logistics ground freight
- ■ Omni Logistics air and ocean forwarding, warehousing & distribution and value-added service

7

Combined Overview

Differentiated and diversified solutions

All figures for FY24

Reporting Segments

Key Product Groups	Expedited Freight	Omni Logistics	Intermodal	Combined
Ground Transportation	●	●		●
Intermodal Drayage			●	●
Air / Ocean Forwarding		●		●
Warehousing / VAS		●		●
Countries[1]	3	21	1	21

Customs

Diversified portfolio of vertically-integrated solutions

Global presence in key high demand locations

1. Countries with leased or owned properties.

Forward | Omni Logistics

8

Combined Overview

Scalable global footprint

All figures for FY24

FY24 Revenue % by Customer Region[1]


United States
Americas (ex U.S.)
APAC
EMEA
~4%
~7%
<1%
~88%

- **~12%** of revenue generated outside of the United States.[1]
- **250+** global facilities in **21** countries.
- No single customer represents more than **10%** of revenue.
- Top 10 customers account for **~24%** of revenue.

Forward / Omni Logistics

1. Approximated split based on consolidated FY24 revenues by country from shipments directly transported under our control.

9

C o m b i n e d O v e r v i e w Recognized for Exceptional Service, Performance, and Partnership Omni Logistics Named doTERRA's 2024 International and Domestic Forwarder of the Year 10 GLT LogisticsdoTERRA Expediter ServicesAMD AMD Honors Reflect Strong Collaboration and Dedication to Customer Success of Omni Logistics Expediter Services Presents Forward Air with the Empowerment Award in Recognition of Women-Owned Business Initiative Support Forward Air Selected as GLT Logistics' 2024 "Commitment to Excellence" Carrier of the Year

E a r n i n g s P r e s e n t a t i o n 2Q25 Results 11

2 Q 2 5 R e s u l t s 2Q25 Highlights 2Q25 $619 Revenue $20 Operating Income $74 Consolidated EBITDA1 11.9% Margin $368 Liquidity 5.7x LTM Net Leverage2 12 1. Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Calculated pursuant to Senior Secured Loan Credit Agreement. Details in the Liquidity, Leverage and Cash Flow section of this presentation. In millions, except for LTM Net Leverage

$89 $86 $69 $69 $74 13.8% 13.1% 10.9% 11.2% 11.9% 2Q24 3Q24 4Q24 1Q25 2Q25 $644 $656 $633 $613 $619 2Q24 3Q24 4Q24 1Q25 2Q25 2 Q 2 5 R e s u l t s | C o n s o l i d a t e d Consolidated Results by Quarter 1. Reconciliation of Non-GAAP financial measures available in the Appendix. Calculated pursuant to the Senior Secured Loan Credit Agreement. Revenue Consolidated EBITDA1 & Consolidated EBITDA Margin %1 13 In millions, except for margin

2 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. Segment Revenue1 Reported EBITDA2 & Reported EBITDA Margin2 14 $291 $285 $266 $249 $258 2Q24 3Q24 4Q24 1Q25 2Q25 $33 $30 $18 $26 $30 11.2% 10.4% 6.6% 10.4% 11.6% 2Q24 3Q24 4Q24 1Q25 2Q25 In millions, except for margin

2 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued pricing and margin improvement 15 Revenue per CWT, ex fuel1,2 & Reported EBITDA Margin3 Revenue per Shipment, ex fuel1,2 & Reported EBITDA Margin3 $24.38 $24.09 $23.74 $24.76 $24.82 11.2% 10.4% 6.6% 10.4% 11.6% 2Q24 3Q24 4Q24 1Q25 2Q25 Revenue per CWT, ex fuel Reported EBITDA Margin +4.5% $200 $207 $203 $208 $209 11.2% 10.4% 6.6% 10.4% 11.6% 2Q24 3Q24 4Q24 1Q25 2Q25 Revenue per Shipment, ex fuel Reported EBITDA Margin +2.9% 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 3. Reconciliation of Non-GAAP financial measures available in the Appendix. • Corrective pricing action implemented in 4Q24 and is now fully reflected in 2Q25. • Sequential and year-over-year pricing and margin improvement. • 500 bps margin growth since implementing in 4Q24.

0.12% 0.18% 0.14% 0.12% 0.13% 0.13% 0.15% 2020 2021 2022 2023 2024 1Q25 2Q25 2 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued superior service following acquisition 16 Omni acquisition Expedited Freight Segment Claims Ratio1 • Industry-leading claims ratio of ~0.1%. • Superior service to 96% of all continental United States zip codes. • Maintaining priority focus on customer service during integration and transformation. 1. Expedited Freight segment only. Calculated as claims amount paid divided by revenue.

2 Q 2 5 R e s u l t s | O m n i L o g i s t i c s Omni Logistics Segment Results by Quarter Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 17 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. $312 $335 $326 $323 $328 2Q24 3Q24 4Q24 1Q25 2Q25 $20 $27 $32 $26 $30 6.4% 8.0% 9.8% 7.9% 9.0% 2Q24 3Q24 4Q24 1Q25 2Q25 In millions, except for margin

2 Q 2 5 R e s u l t s | I n t e r m o d a l Intermodal Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 $59 $57 $60 $62 $59 2Q24 3Q24 4Q24 1Q25 2Q25 $10 $9 $10 $10 $9 16.9% 15.1% 17.5% 16.4% 15.1% 2Q24 3Q24 4Q24 1Q25 2Q25 In millions, except for margin 18

E a r n i n g s P r e s e n t a t i o n Liquidity, Leverage and Cash Flow 19

2Q24 3Q24 4Q24 1Q25 2Q25 1H25 Change in Unrestricted Cash ($67) $52 ($32) $11 ($21) ($10) (+) Debt Service 46 27 64 25 59 84 (-) LC Release 0 (19) (2) 0 0 0 Unlevered Free Cash Flow1 ($21) $60 $31 $37 $38 $74 (+) Professional Fees 21 22 12 9 14 23 (+) Earnouts & Purchase Price Adjustments 12 0 0 0 0 0 Operating Cash Flow1 $12 $81 $42 $46 $52 $98$12 $81 $42 $46 $52 2Q24 3Q24 4Q24 1Q25 2Q25 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Resilient cash generation despite freight recession 1. Non-GAAP financial metrics. “Operating Cash Flow” and “Unlevered Free Cash Flow” represent the change in Unrestricted Cash less discrete items identified on this slide. 20 • Operating cash flow improved by $40M over the prior year 2Q • Asset-light business model with meaningful upside as cost savings measures are recognized Operating Cash Flow & Unlevered Free Cash Flow1 In millions +$40M year-over-year

Liquidity, Leverage and Cash Flow

1H25 Cash Bridge


In millions
Change in Unrestricted Cash
$105
$46
($25)
($9)
$116
$52
($59)
($14)
$95
12/31 Unrestricted Cash Balance
Operating Cash Flow[1]
Debt Service
Professional Fees
3/31 Unrestricted Cash Balance
Operating Cash Flow[1]
Debt Service
Professional Fees
6/30 Unrestricted Cash Balance
1Q25
2Q25

- Operating cash flow[1] of $98M in 1H25.
- Debt service of $84M in 1H25, including $34M of semi-annual coupon on SSN in 2Q25.
- Unrestricted cash balance decreased $10M from 4Q24 to 2Q25.

1. Non-GAAP financial metric. "Operating Cash Flow" represents the change in Unrestricted Cash less discrete items identified on this slide.

21

$340 $322 $277 $277 $273 $68 $122 $86 $101 $79 $20 $2 <$1 <$1 <$1 $17 $15 $19 $15 $16 2Q24 3Q24 4Q24 1Q25 2Q25 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Liquidity and Leverage Net Leverage1 Net Leverage Ratio1 Required Covenant Leverage Ratio1 Net Cash1,3 Revolving Credit Facility4 Restricted Cash Deduction Foreign Subsidiary Deduction * 22 * * * * 1. Calculated pursuant to Senior Secured Loan Credit Agreement. Figures are as previously reported to lenders. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility, excludes finance leases. 3. Excludes foreign subsidiaries and restricted cash. 4. Undrawn revolver balance. 5. Totals may not foot due to rounding. In millions 5.2x 5.4x 5.5x 5.3x 5.7x 6.75x 2Q24 3Q24 4Q24 1Q25 2Q25 Liquidity5 $445 $460 $382 $393 $368 Gross Cash* $105 $138 $105 $117 $95 in millions 2Q24 3Q24 4Q24 1Q25 2Q25 Term Loan B $1,045 $1,045 $1,045 $1,045 $1,045 Senior Sec. Notes $725 $725 $725 $725 $725 First Lien Debt2 $1,770 $1,770 $1,770 $1,770 $1,770 Net Cash1,3 68 122 86 101 79 Net Debt 1,702 1,648 1,684 1,669 1,691 Consolidated LTM EBITDA1 325 307 308 313 298 Net Leverage Ratio1 5.2x 5.4x 5.5x 5.3x 5.7x

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w No debt maturities over the next 5 years 1. Credit Facility undrawn as of 3/31/2025 other than $23 million letters of credit issued through facility. 23 $300 $1,045 $725 2025 2026 2027 2028 2029 (Jan) 2030 (Dec) 2031 (Oct) Revolving Credit Facility First Lien Term Loan Senior Secured Notes No Long-Term Debt Maturities Until December 2030 Debt maturities by year In millions

E a r n i n g s P r e s e n t a t i o n Investment Rationale 24

Investment Rationale

Laying the foundation for future profitable growth

Strong brand, customer value proposition and loyalty	Robust North American LTL network with international logistics capabilities Superior service with consistently low claims ratio of 0.1%[1]
Differentiated and diversified solutions with global scale	Highly customizable and specialized service offering of vertically-integrated solutions Scalable growth with over 250 global facilities in 21 countries
Rationalized cost structure poised for profitable growth	Asset-light business model with normalizing free cash flow generation Realized over $100M in annualized cost savings[2]

1. Combined claims ratio for Expedited Freight and Omni as of FY24. Calculated as claims amount paid divided by revenue for FY24.
2. Since closing the Omni acquisition.

Forward | Omni Logistics

25

3.1% 4.4% 4.4% 7.3% 7.8% 32.2% 20.2% 15.4% 14.6% 9.7% 7.7% 10.4% 8.1% 5.9% 5.2% 4.7% 0.6% 16.5% 13.5% 13.0% 11.2% 11.1% 8.6% 2Q24 3Q24 4Q24 1Q25 2Q25 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 I n v e s t m e n t R a t i o n a l e Meaningful upside as we close margin gap with peers 1. For comparability purposes, Reported EBITDA Margin is calculated as Operating Income plus depreciation & amortization and impairment of goodwill. 2. Using 1Q25 LTM figures for peers and Forward Air segments. 3. Weighted average by segment (excludes Forward segments). 4. Reconciliation of Non-GAAP financial measures available in the Appendix. 17.9% Average3 5.8% Average3 12.1% Average3 26 Forward Consolidated Less-than-Truckload 3PL / Freight Forwarders Truckload / Intermodal LTM Reported EBITDA margin1,4 LTM 1Q25 Peer and Forward Segment Reported EBITDA Margin1,2 Ex pe di te d Fr ei gh t O m ni Lo gi st ic s In te rm od al C om bi ne d LTM 1Q25 Peers versus FWRD by segment

E a r n i n g s P r e s e n t a t i o n Closing Summary 01 Delivering exceptional service, performance, and partnership 02 Continued pricing and margin improvement in Expedited Freight 03 Steady performance from Omni Logistics and Intermodal 04 Resilient operating cash flow generation despite freight recession 05 Quality of earnings improving 06 Seeing the benefits of diversified product portfolio 27

E a r n i n g s P r e s e n t a t i o n Appendix 28

A p p e n d i x Net Income to Adjusted and Consolidated EBITDA Reconciliation 29 1. Non-GAAP financial measure. 2. Totals may not foot due to rounding. In millions, except for LTM Net Leverage Adjusted & Consolidated EBITDA Reconciliation 2Q24 3Q24 4Q24 1Q25 2Q25 LTM (6/30/2025) Net (loss) income from continuing operations ($966) ($34) ($35) ($61) ($20) ($151) Interest expense 47 53 48 46 45 192 Income tax (benefit) expense (175) 1 67 20 (17) 71 Depreciation and amortization 49 26 38 37 37 138 Reported EBITDA1,2 ($1,046) $46 $118 $41 $45 $250 Impairment of goodwill 1,093 15 (79) -- -- (64) Transaction and integration costs 10 (1) 10 14 6 29 Change in TRA Liability -- -- -- -- 7 7 Severance costs 4 3 2 2 1 7 Optimization project costs -- -- 10 1 1 12 Other 12 13 2 11 14 41 Adjusted EBITDA1,2 $73 $76 $63 $69 $74 $281 Pro forma synergies 6 5 1 -- -- 6 Pro forma savings 10 6 5 -- -- 11 $89 $86 $69 $69 $74 $298 Consolidated First Lien Indebtedness 1,770 Net Cash & Cash Equivalents (79) Net Debt $1,691 Consolidated First Lien Net Leverage Ratio 5.7x

A p p e n d i x Segment Performance – Expedited Freight 30 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Expedited Freight1,2 2Q24 3Q24 4Q24 1Q25 2Q25 LTM 1Q25 LTM 2Q25 Operating revenue $291 $285 $266 $249 $258 $1,091 $1,058 Operating expenses Purchased transportation 143 140 136 121 124 539 521 Salaries, wages, and employee benefits 64 59 57 53 54 232 223 Operating leases 15 16 18 15 17 64 66 Depreciation and amortization 11 10 10 10 10 42 42 Insurance and claims 11 12 10 10 11 43 43 Fuel expense 2 2 3 2 3 10 10 Other operating expenses 24 26 24 22 19 97 91 Total operating expenses 269 265 259 234 238 1,027 996 Income (loss) from operations $22 $19 $7 $16 $20 $64 $62 (+) Depreciation and amortization 11 10 10 10 10 42 42 Reported EBITDA $33 $30 $18 $26 $30 $106 $103 Reported EBITDA Margin % 11.2% 10.4% 6.6% 10.4% 11.6% 9.7% 9.8%

A p p e n d i x Segment Performance – Omni Logistics 31 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. 3. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Omni Logistics1,2 2Q24 3Q24 4Q24 1Q25 2Q25 LTM 1Q25 LTM 2Q25 Operating revenue $312 $335 $326 $323 $328 $1,295 $1,312 Operating expenses Purchased transportation 179 195 183 186 185 742 749 Salaries, wages, and employee benefits 58 55 54 57 62 224 228 Operating leases 27 28 23 27 26 104 103 Depreciation and amortization 33 11 23 22 22 89 78 Insurance and claims 3 3 4 3 1 13 11 Fuel expense 1 1 1 1 1 4 4 Other operating expenses 25 26 29 25 24 104 103 Impairment of goodwill 1,093 15 (79) - - 1,028 (64) Total operating expenses 1,418 333 237 320 321 2,308 1,212 Income (loss) from operations ($1,106) $1 $89 $3 $7 ($1,013) $100 (+) Impairment of goodwill 1,093 15 (79) - - 1,028 (64) Adjusted income (loss) from operations ($13) $16 $9 $3 $7 $16 $36 (+) Depreciation and amortization 33 11 23 22 22 89 78 Reported EBITDA3 $20 $27 $32 $26 $30 $104 $114 Reported EBITDA Margin %3 6.4% 8.0% 9.8% 7.9% 9.0% 8.1% 8.7%

A p p e n d i x Segment Performance – Intermodal 32 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Intermodal1,2 2Q24 3Q24 4Q24 1Q25 2Q25 LTM 1Q25 LTM 2Q25 Operating revenue $59 $57 $60 $62 $59 $239 $239 Operating expenses Purchased transportation 19 18 19 20 20 77 77 Salaries, wages, and employee benefits 15 15 14 16 15 60 60 Operating leases 5 6 6 6 5 23 23 Depreciation and amortization 5 5 5 5 5 19 18 Insurance and claims 3 3 2 3 3 10 11 Fuel expense 2 2 2 2 2 8 8 Other operating expenses 6 6 5 5 4 22 21 Total operating expenses 54 53 54 57 55 218 219 Income (loss) from operations $5 $4 $6 $6 $4 $21 $20 (+) Depreciation and amortization 5 5 5 5 5 19 18 Reported EBITDA $10 $9 $10 $10 $9 $39 $38 Reported EBITDA Margin % 16.9% 15.1% 17.5% 16.4% 15.1% 16.5% 16.0%

A p p e n d i x Consolidated LTM Financials by Quarter 33 1. Totals may not foot due to rounding. 2. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Consolidated1 LTM 2Q24 LTM 3Q24 LTM 4Q24 LTM 1Q25 LTM 2Q25 Operating revenue $1,865 $2,180 $2,474 $2,546 $2,521 Operating expenses Purchased transportation 898 1,081 1,251 1,278 1,260 Salaries, wages, and employee benefits 420 478 536 549 551 Operating leases 126 155 182 192 195 Depreciation and amortization 112 124 144 150 138 Insurance and claims 52 56 65 67 68 Fuel expense 22 21 21 22 21 Other operating expenses 290 293 310 252 230 Impairment of goodwill 1,093 1,107 1,028 1,028 (64) Total operating expenses 3,012 3,316 3,537 3,538 2,398 Income (loss) from operations ($1,147) ($1,136) ($1,063) ($992) $123 (+) Impairment of goodwill 1,093 1,107 1,028 1,028 (64) Adjusted income (loss) from operations ($54) ($28) ($35) $36 $59 (+) Depreciation and amortization 112 124 144 150 138 Reported EBITDA2 $58 $96 $109 $186 $196 Reported EBITDA Margin %2 3.1% 4.4% 4.4% 7.3% 7.8%

A p p e n d i x Expedited Freight Segment Operating Metrics 34 Shipments per Day1 Weight per Shipment Revenue per Shipment, excluding fuel1,2 In thousands In pounds (7.0)% (4.8)% 1.4% 3.4% (2.3)% (9.0)% (10.9)% (15.4)% YoY % change 7.7% 11.3% 7.4% 2.5% 4.5% 5.0% 1.6% 2.7% YoY % change 0.2% 2.4% 0.7% 3.7% 4.0% 4.0% 4.1% 4.6% YoY % change 1. Excludes assessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 13.3 13.4 12.9 13.6 13 12.2 11.5 11.5 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 821 815 827 821 858 856 840 843 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 $199 $195 $200 $200 $207 $203 $208 $209 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25

Forward Air Corporation (NASDAQ: FWRD) IR Contact | Tony Carreño investorrelations@forwardair.com https://ir.forwardaircorp.com